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                                                                   EXHIBIT 23.02


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 17, 1999 appearing in quepasa.com, inc.'s Registration Statement on Form S-1 (No. 333-74201).

                                     /s/ Ehrhardt Keefe Steiner & Hottman P.C.
                                     -----------------------------------------
                                     Ehrhardt Keefe Steiner & Hottman P.C.

Denver, Colorado
June 29, 2000